Exhibit 10.1

First AMENDMENT

TO

LOAN AGREEMENT

This First Amendment to Loan Agreement is entered into as of January 14, 2011 (the “Amendment”), by and between J.A. G.L. Simpson Trust, Dtd May 18, 1988, A California Trust (“Lender”) and PEPPERBALL TECHNOLOGIES, INC., a Colorado corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan Agreement dated as of January 15, 2010, and as may be further amended from time to time (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.

Section 1(a) (Closing) of this Agreement to read as follows:

(a)

Upon execution of the amendment of this Loan Agreement, Lender shall deliver to Borrower $254,000 ($350,000 credit facility - $96,000 principal balance as of amendment date).

2.

Section 1(b) (Interest) of the Agreement to read as follows:

(b)

The Credit Facility shall begin amortizing on January 31, 2011 at $29,167 per month (in addition to the 15% monthly interest payments) through Maturity (See Amortization of Principal Schedule below).

3.

Section 1(c) (Warrant) of the Agreement to read as follows:

(c)

Borrower is concurrently issuing to Lender a Warrant to Purchase Stock on the terms and conditions set forth therein (the “Warrant”), dated January 14, 2011.

4.

Section 1(d) (Maturity Date) of the Agreement to read as follows:

 (d)

All amounts outstanding hereunder are due and payable on December 31, 2011.

5.

Section 1(e) (Amortization of Principal) of the Agreement to read as follows:

(e)

The amortization of principal associated with this Credit Facility shall be made as follows:

Month

Amortization of Principal

January 31

$29,167

February 28

29,167

March 31

29,167

April 30

29,167

May 31

29,167

June 30

29,167

July 31

29,167

August 31

29,167

September 30

29,167

October 31

29,167

November 30

29,167

December 31

29,163

6.

Section 6(e) (Loan Default) of the Agreement to read as follows:

(e)

Loan Default. Upon the occurrence of an Event of Default under the loan agreement, Lender may acquire an additional 100,000 warrant shares of Borrower at $0.05 per share for the first 30 day period the Default remains uncured and an additional 150,000 warrant shares of Borrower at $0.05 per share for each subsequent 30 day period the Default remains uncured. Additionally, in the event of a default, the interest rate will increase to 18% until the default is cured, and a default fee of $6,000 will be charged per month up to a cumulative total of 25% of any amounts due.

7.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Agreement.

8.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

9.

As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

i)

this Amendment, duly executed by Borrower;

ii)

a Warrant to Purchase Stock in substantially the form attached dated January 14, 2011;

iii)

Corporate Resolutions to Borrow;

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PEPPERBALL TECHNOLOGIES, INC.

By:  /s/ John Stiska

Title:  Chief Executive Officer

J.A. G.L. Simpson Trust, Dtd May 18, 1988

By:  /s/ James Simpson

Title:  Trustee